Klaviyo Announces First Quarter 2025 Financial Results

First quarter revenue of $279.8 million, representing 33% year-over-year growth
Raises FY25 revenue guidance to $1.171 billion to $1.179 billion, for year-over-year growth of 25% to 26%

BOSTON, May 6, 2025 — Klaviyo (NYSE: KVYO), the only CRM built for consumer brands, today announced results for its first quarter ended March 31, 2025.

“Klaviyo delivered a strong start to 2025, with first quarter revenue of $280 million, representing 33% year-over-year growth,” said Andrew Bialecki, co-founder and CEO of Klaviyo. “The future of marketing is personalization at scale, and to get it right, companies need to truly know their consumers. That’s what Klaviyo B2C CRM is built for. We’ve brought together multi-channel marketing automation, customer service, and marketing analytics in one AI-powered data platform so brands can turn data into action and build loyalty across every touchpoint.”

Recent Business Highlights:
●Announced Klaviyo B2C CRM, the only CRM built for consumer brands, with the launch of Marketing Analytics and Customer Hub products.
●Closed new and expanded existing customer accounts, such as The Hershey Company, Belkin, Moose Knuckles, Bauhaus, and others during the quarter ended March 31, 2025.
●Over 169,000 customers were using Klaviyo to drive their own revenue growth as of March 31, 2025, compared to over 146,000 customers as of March 31, 2024.
●Continued growing our number of large customers, ending the quarter with 3,030 customers generating over $50,000 of ARR, compared to 2,157 at the end of the first quarter of 2024, an increase of 40% year-over-year.
●Grew with our existing customer base, with NRR of 108% as of March 31, 2025.

“We delivered strong execution in the first quarter in a dynamic environment, driving 33% revenue growth year-over-year, and operating cash flow of $14 million, which sets us up well for 2025,” said Amanda Whalen, CFO of Klaviyo. “These results are continued evidence of our ability to deliver on our efficient growth strategy. Klaviyo is a high-ROI, must-have revenue generator for brands of all sizes as they look to build personalized, long-term relationships with consumers.”

First Quarter 2025 Financial Highlights:

$ in millions (except per share amounts)

Q1 FY25
Revenue	$279.8
YoY Growth	33%
Gross Profit	$212.1
Gross Margin	76%
Non-GAAP Gross Profit	$214.3
Non-GAAP Gross Margin	77%
Operating Loss	$(23.8)
Operating Margin	(8)%
Non-GAAP Operating Income	$32.4
Non-GAAP Operating Margin	12%
Net loss per share, basic and diluted	$(0.05)
Non-GAAP net income per share, basic	$0.15
Non-GAAP net income per share, diluted	$0.14
Cash from Operating Activities	$14.4
Free Cash Flow	$6.6

Financial Outlook

$ in millions	FY25-Q2 Guidance		FY25 Guidance
	Low	High	Low	High
Revenue	$276.0	$280.0	$1,171.0	$1,179.0
Year-over-year Growth Rate	24%	26%	25%	26%

Non-GAAP Operating Income	$28.5	$31.5	$133.0	$139.0
Non-GAAP Operating Margin	10%	11%	11%	12%

Fully Diluted Shares Outstanding (Millions)	305		307

Klaviyo has not provided a reconciliation of non-GAAP operating income guidance measures to the most directly comparable GAAP measures because certain items excluded from GAAP cannot be reasonably calculated or predicted at this time. Accordingly, a reconciliation is not available without unreasonable effort. Stock-based compensation-related charges, including employer payroll tax-related items on employee stock transactions, are impacted by the timing of employee stock transactions, the future fair market value of our common stock, and our future hiring and retention needs, all of which are difficult to predict and subject to constant change.

Dilutive Securities

Klaviyo has various dilutive securities. The table below details these securities (shares in millions; rounding differences may occur):

	Price as of March 31, 2025	Weighted Average Exercise Price	Shares
Share price	$30.26
Common stock outstanding as of 3/31/2025			275.6
Warrants outstanding			3.4
RSUs outstanding			20.0
Options outstanding		$0.26	24.2
ESPP shares outstanding			0.3
Total estimated fully diluted shares			323.5

We have excluded the impact of the Shopify investment option of 15,743,174 shares at $88.93 per share as it was out of the money as of March 31, 2025. The investment option expires on July 28, 2030.

Conference Call Information

In conjunction with this announcement, Klaviyo will host a conference call for investors at 4:30 p.m. ET (1:30 p.m. PT) today to discuss the results for its first quarter ended March 31, 2025 and its outlook for its second quarter ending June 30, 2025 and fiscal year ending December 31, 2025. The live webcast and a replay of the webcast will be available at the Investor Relations section of Klaviyo’s website: https://investors.klaviyo.com (live and replay).

Select Defined Terms

Customers. We define a customer as a distinct paid subscription to our platform. A single organization could have multiple discrete contracting divisions or subsidiaries or brands each with paid subscriptions to our platform, which would, in general, constitute multiple distinct customers. In some cases at the customer’s request, we allow subscriptions under the same parent organization to be consolidated into a single paid subscription in which case such consolidated paid subscriptions would constitute a single customer. We measure our total number of customers as a point-in-time calculation measured as of the end of a particular period. Customers do not include persons or entities that use our platform on a free trial basis.
Customers Generating Over $50,000 of ARR. We calculate our number of customers generating over $50,000 of ARR (as defined below) as those customers that have an average ARR of greater than $50,000 over the prior twelve months (or the entire duration of the customer’s paying relationship, if it is less than twelve months) as of the date of determination. We believe the number of customers generating over $50,000 of ARR is a key performance metric to help investors and others understand and evaluate our results of operations in the same manner as our management team, as it is an indicator of our ability to grow the number of customers that are exceeding this ARR threshold, both from our existing customers expanding their usage of our platform and from our sales to larger customers. We believe this is an important indicator of our ability to continue to successfully move up market.
Dollar-Based Net Revenue Retention Rate. We calculate our Dollar-Based Net Revenue Retention Rate (“NRR”) by first identifying the cohort of customers as of twelve months prior to the date of determination. We then calculate the Annualized Recurring Revenue (“ARR”) from this customer cohort as of twelve months prior to the date of determination (the “Prior Period ARR”) and the ARR from this customer cohort as of the date of determination (the “Current Period ARR”). ARR, for any date of determination, is the annualized value of existing paid subscriptions, which we calculate by taking the amount of revenue that we expect to receive in the next monthly period for our existing paid subscriptions, assuming no changes to such subscriptions in the next month, as of that date of determination, and multiplying that amount by twelve. Current Period ARR includes any expansion, price increases, and customer subscriptions that are deactivated and subsequently reactivated during the applicable twelve-month period and reflects contraction or attrition over the last twelve months from this customer cohort, but excludes any ARR from new customers in the current period. We then divide the total Current Period ARR by the total Prior Period ARR to arrive at the point-in-time NRR. We then calculate the weighted average point-in-time NRR as of the last day of each month in the current trailing twelve-month period to arrive at the NRR, with the weightings determined by the total ARR at the end of each period. We believe NRR is a key performance metric to help investors and others understand and evaluate our results of operations in the same manner as our management team, as it represents the expansion in usage of our platform by our existing customers, which is an important measure of the health of our business and future growth prospects. We measure Dollar-Based Net Revenue Retention Rate to measure this growth.
About Klaviyo

Klaviyo (NYSE: KVYO) is the only CRM built for B2C brands. Powered by its built-in data platform and AI insights, Klaviyo combines marketing automation, analytics, and customer service into one unified solution, making it easy for businesses to know their customers and grow faster. Klaviyo (CLAY-vee-oh) helps relationship-driven brands like Mattel, Glossier, CorePower Yoga, Daily Harvest and 169,000+ others deliver 1:1 experiences at scale, improve efficiency, and drive revenue.

Source: Klaviyo, Inc.

Contact

Investor Relations
Andrew Zilli
ir@klaviyo.com

Press
Lacey Berrien
press@klaviyo.com

Forward Looking Statements

This press release includes certain “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Other than statements of historical facts, all statements contained in this press release, including, but not limited to, statements about Klaviyo’s outlook for the second quarter of fiscal year 2025 ending June 30, 2025 and the full fiscal year ending December 31, 2025, and

Klaviyo’s expectations regarding possible or assumed business strategies, potential growth and innovation opportunities, new products, potential market opportunities, and other similar matters, are forward-looking statements. Words such as “aim,” “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “future,” “going to,” “guidance,” “intend,” “keep,” “may,” “opportunity,” “outlook,” “plan,” “potential,” “predict,” “project,” “shall,” “should,” “strategy,” “target,” “will,” “would,” or words of similar meaning or similar references to future periods may identify these forward-looking statements, although not all forward-looking statements contain these identifying words.
Forward-looking statements reflect management’s beliefs, expectations and assumptions about future events as of the date hereof, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. These risks include, among others, the following: our ability to achieve future growth and sustain our growth rate; our ability to successfully execute our business and growth strategy, such as the success of our investment in our key growth initiatives and our ability to recognize effective areas for growth; our ability to successfully integrate with third-party platforms; our relationships with third parties, such as our marketing agency and technology partners; unfavorable conditions in our industry; our ability to attract new customers, including mid-market and enterprise customers, retain revenue from existing customers and increase sales from both new and existing customers; our ability to leverage artificial intelligence and machine learning in our products; our ability to sustain strong international growth; the success of our marketing and sales strategies; costs and expenses associated with being a public company; the impact of macroeconomic factors, including tariffs; as well as other risks and uncertainties set forth under the caption “Risk Factors” and elsewhere in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, as filed with the Securities and Exchange Commission (the “SEC”), and the other filings and reports we make with the SEC from time to time, which may be obtained on our Investor Relations website at https://investors.klaviyo.com and on the SEC website at www.sec.gov. Moreover, we operate in a very competitive and rapidly changing environment, and new risks may emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor(s) may cause actual results or outcomes to differ materially from those contained in any forward-looking statements we may make. In light of the risks, uncertainties, assumptions, and other factors, the future events and trends discussed in this press release may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Therefore, you should not rely on any of the forward-looking statements. Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. Other than as required by law, we assume no obligation to update any forward-looking statements contained in this press release in the event of new information, future developments or otherwise.

Statement Regarding Use of Non-GAAP Financial Measures

In addition to financial measures prepared in accordance with generally accepted accounting principles in the United States (GAAP), this press release and the accompanying tables contain non-GAAP financial measures, including non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income, non-GAAP operating expenses, non-GAAP operating margin, non-GAAP net income, non-GAAP net income per share, basic, non-GAAP net income per share, diluted, free cash flow, and free cash flow margin. The non-GAAP financial information is presented for supplemental informational purposes only and is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Please see the accompanying tables for reconciliations of these non-GAAP financial measures to their nearest GAAP equivalents.

Our non-GAAP gross profit, non-GAAP operating income, non-GAAP operating expenses, and non-GAAP net income exclude significant expenses and income that are required by GAAP to be recorded in our consolidated financial statements, including, but not limited to, (i) amortization of prepaid marketing expenses, (ii) stock-based compensation and related employer payroll taxes, and (iii) restructuring expenses. Our non-GAAP gross margin is calculated as non-GAAP gross profit divided by total revenue. Our non-GAAP operating margin is calculated as non-GAAP operating income divided by total revenue. Our non-GAAP net income per share, basic, is calculated as non-GAAP net income divided by weighted average shares outstanding - basic for purposes of calculating non-GAAP net income per share. Our non-GAAP net income per share, diluted, is calculated as non-GAAP net income divided by weighted average shares outstanding - diluted for purposes of calculating non-GAAP net income per share. Free cash flow is defined as cash and cash equivalents provided by or used in operating activities less purchases of property and equipment and capitalization of software development costs. Free cash flow margin is a non-GAAP financial measure that is calculated as free cash flow divided by total revenue.

Stock-based compensation expense includes the net effects of capitalization and amortization of stock-based compensation expense related to capitalized software. Stock-based compensation expense has been, and will continue to be for the foreseeable future, a significant recurring expense in our business and an important part of the compensation provided to our employees. Because of varying available valuation methodologies, subjective assumptions, and the variety of equity instruments that can impact a company’s non-cash expenses, we believe that providing non-GAAP financial measures that exclude stock-based compensation expense allows for meaningful comparisons between our operating results from period to period. When evaluating the performance of its business and making operating plans, Klaviyo does not consider these items (for example, when considering the impact of equity award grants, the company places a greater emphasis on the amount of overall stockholder dilution than the accounting charges associated with such grants). The amount of employer payroll tax-related items on employee stock transactions is dependent on restricted stock unit settlements, option exercises, related stock price, and other factors that are beyond Klaviyo’s control and that do not correlate to the operation of the business. The expense related to amortization of prepaid marketing expense of warrants issued to Shopify is dependent upon estimates and assumptions; therefore, Klaviyo believes non-GAAP measures that adjust for the amortization of prepaid marketing expense provide investors a consistent basis for comparison across accounting periods. Klaviyo believes that the economic impact of the partnership is best measured in the form of stockholder dilution and as such we have provided a reconciliation that shows the full dilutive impact of all outstanding equity instruments. Overall, Klaviyo believes it is useful to exclude these expenses in order to better understand the long-term performance of its core business and to facilitate comparison of its results period-over-period and to those of peer companies. All of these non-GAAP financial measures are important tools for financial and operational decision-making and for evaluating Klaviyo’s own operating results over different periods of time.

We believe that all these non-GAAP financial measures provide useful information about our financial performance, enhance the overall understanding of our past performance and future prospects and allow for greater transparency with respect to decision making by our management, who use these measures as important tools for financial and operational decision-making and for evaluating Klaviyo’s own operating results over different periods of time.

Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures versus their nearest GAAP equivalents. Other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. Further, stock-based compensation expense has been, and will continue to be for the foreseeable future, a significant recurring expense in Klaviyo’s business and an important part of the compensation provided to attract and retain its employees to create long-term incentive alignment with stockholders.

Klaviyo, Inc.
Condensed Consolidated Balance Sheet (Unaudited)
(In Thousands)
	As of
	March 31, 2025	December 31, 2024
Assets
Current assets:
Cash and cash equivalents	$888,432	$881,473
Restricted cash	—	375
Accounts receivable, net of allowance for doubtful accounts	53,909	43,095
Deferred contract acquisition costs, current	22,995	20,544
Prepaid expenses and other current assets	41,903	34,262
Total current assets	1,007,239	979,749
Property and equipment, net	51,746	48,200
Right-of-use assets, net	90,816	42,917
Deferred contract acquisition costs, non-current	34,469	32,527
Restricted cash, non-current	739	739
Prepaid marketing expense	148,222	153,346
Other non-current assets	14,080	15,830
Total assets	$1,347,311	$1,273,308
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$14,290	$14,579
Accrued expenses	83,772	99,828
Lease liabilities, current	18,575	20,989
Deferred revenue	76,187	64,497
Total current liabilities	192,824	199,893
Lease liabilities, non-current	84,115	32,449
Other non-current liabilities	6,440	6,979
Total liabilities	283,379	239,321
Stockholders' equity
Preferred stock	—	—
Common stock - Series A	95	89
Common stock - Series B	181	184
Additional paid-in capital	1,922,930	1,878,899
Accumulated deficit	(859,274)	(845,185)
Total stockholders' equity	1,063,932	1,033,987
Total liabilities and stockholders' equity	$1,347,311	$1,273,308

Klaviyo, Inc.
Condensed Consolidated GAAP Statement of Operations (Unaudited)
(In Thousands, Except Share and Per Share Data)

	Three Months Ended March 31,
	2025	2024
Revenue	$279,827	$209,993
Cost of revenue	67,700	44,938
Gross profit	212,127	165,055
Operating expenses:
Selling and marketing	123,527	91,858
Research and development	69,349	56,097
General and administrative	43,001	39,192
Total operating expenses	235,877	187,147
Operating loss	(23,750)	(22,092)
Other (expense) income	(664)	68
Interest income	9,259	9,546
Total other income	8,595	9,614
Loss before income taxes	(15,155)	(12,478)
(Benefit) provision for income taxes	(1,066)	404
Net loss	$(14,089)	$(12,882)

Net loss per share attributable to Series A and Series B common stockholders, basic and diluted	$(0.05)	$(0.05)
Weighted average common shares outstanding, basic and diluted	274,198,213	261,332,411

Klaviyo, Inc.
Condensed Consolidated Statement of Cash Flows (Unaudited)
(In Thousands)
	Three Months Ended March 31,
	2025	2024
Operating activities
Net loss	$(14,089)	$(12,882)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization expense	4,781	3,974
Non-cash operating lease costs	5,775	3,052
Amortization of deferred contract acquisition costs	6,608	3,933
Amortization of prepaid marketing expense	13,224	13,224
Gain on derecognition of asset retirement obligation	(588)	—
Loss on disposal of property and equipment	419	32
Bad debt expense (recovery)	1,817	(60)
Stock-based compensation expense	38,327	35,627
Other	—	(21)
Changes in operating assets and liabilities:
Accounts receivable	(12,630)	(105)
Deferred contract acquisition costs	(11,001)	(7,242)
Prepaid expenses, prepaid taxes, and other assets	(5,907)	(6,838)
Accounts payable	684	(5,061)
Accrued expenses	(18,815)	(244)
Deferred revenue	11,690	2,419
Operating lease liabilities	(5,392)	(3,915)
Other non-current liabilities	(541)	289
Net cash provided by operating activities	14,362	26,182
Investing activities
Acquisition of property and equipment	(2,685)	(1,259)
Capitalization of software development costs	(5,056)	(1,966)
Net cash used in investing activities	(7,741)	(3,225)
Financing activities
Proceeds from exercise of common stock options	877	3,589
Cash paid for finance leases	—	(5)
Proceeds from exercise of warrants	3	4
Employee taxes paid related to net share settlement of stock-based awards	(4,379)	(11,865)
Proceeds from employee stock purchase plan	3,462	2,540
Net cash used in financing activities	(37)	(5,737)
Net increase in cash, cash equivalents, and restricted cash	6,584	17,220
Cash, cash equivalents, and restricted cash, beginning of period	882,587	739,657
Cash, cash equivalents, and restricted cash, end of period	$889,171	$756,877

Klaviyo, Inc.
Reconciliation of Gross Profit to Non-GAAP Gross Profit (Unaudited)
(In Thousands)

	Three Months Ended March 31,
	2025	2024
Gross profit	$212,127	$165,055
Stock-based compensation	1,757	2,378
Employer payroll tax on employee stock transactions	421	184
Non-GAAP gross profit	$214,305	$167,617
Gross margin	75.8%	78.6%
Non-GAAP gross margin	76.6%	79.8%

Klaviyo, Inc.
Reconciliation of Operating Loss to Non-GAAP Operating Income (Unaudited)
(In Thousands)

	Three Months Ended March 31,
	2025	2024
Operating loss	$(23,750)	$(22,092)
Stock-based compensation	38,327	35,627
Employer payroll tax on employee stock transactions	4,610	2,583
Amortization of prepaid marketing	13,224	13,224
Non-GAAP operating income	$32,411	$29,342
Operating margin	(8.5)%	(10.5)%
Non-GAAP operating margin	11.6%	14.0%

Klaviyo, Inc.
Reconciliation of Net Loss to Non-GAAP Net Income (Unaudited)
(In Thousands, Except Share and Per Share Data)

	Three Months Ended
	March 31, 2025	March 31, 2024
Net loss	$(14,089)	$(12,882)
Stock-based compensation	38,327	35,627
Employer payroll tax on employee stock transactions	4,610	2,583
Amortization of prepaid marketing	13,224	13,224
Non-GAAP net income	$42,072	$38,552

Non-GAAP net income per share attributable to Series A and Series B common stockholders:
Basic	$0.15	$0.15
Diluted	$0.14	$0.13

Shares used in non-GAAP per share calculations:
Basic	274,198,213	261,332,411
Diluted	305,484,824	293,879,881

Klaviyo, Inc.
Reconciliation of Operating Expenses to Non-GAAP Expenses (Unaudited)
(In Thousands)

	Three Months Ended March 31,
	2025	2024
Selling and marketing	$123,527	$91,858
Stock-based compensation	(12,097)	(11,284)
Employer payroll tax on employee stock transactions	(1,352)	(646)
Amortization of prepaid marketing	(13,224)	(13,224)
Non-GAAP Selling and marketing	$96,854	$66,704

Research and development	$69,349	$56,097
Stock-based compensation	(16,188)	(13,121)
Employer payroll tax on employee stock transactions	(2,116)	(1,246)
Non-GAAP Research and development	$51,045	$41,730

General and administrative	$43,001	$39,192
Stock-based compensation	(8,285)	(8,844)
Employer payroll tax on employee stock transactions	(721)	(507)
Non-GAAP General and administrative	$33,995	$29,841

Total operating expenses	$235,877	$187,147
Stock-based compensation	(36,570)	(33,249)
Employer payroll tax on employee stock transactions	(4,189)	(2,399)
Amortization of prepaid marketing	(13,224)	(13,224)
Non-GAAP Total operating expenses	$181,894	$138,275

Klaviyo, Inc.
Reconciliation of Operating Cash Flow to Free Cash Flow (Unaudited)
(In Thousands)

	Three Months Ended March 31,
	2025	2024
Cash provided by operating activities	$14,362	$26,182
Acquisition of property and equipment	(2,685)	(1,259)
Capitalization of software development costs	(5,056)	(1,966)
Free cash flow	$6,621	$22,957
Operating cash flow margin	5.1%	12.5%
Free cash flow margin	2.4%	10.9%